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                                         DEUTSCHE BANK AG, FRANKFURT HEAD OFFICE
                                                                 TAUNUSANLAGE 12
                                                        60262 FRANKFURT, GERMANY

15 August 2003
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TO: Perpetual Trustees Australia Limited          Macquarie Securitisation Limited
    (as trustee of the PUMA Global Trust No. 4)   Level 23
    Level 7                                       20 Bond Street
    9 Castlereagh Street                          Sydney  NSW  2000
    Sydney  NSW  2000                             AUSTRALIA
    AUSTRALIA

    ATTENTION: Manager, Securitisation Services   ATTENTION: The Manager: PUMA Programme
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CONFIRMATION - PUMA GLOBAL TRUST NO. 4 - US$ CLASS A NOTES

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustees Australia Limited, ABN 86 000 431 827 as trustee of the PUMA Global Trust No. 4 (the "PUMA TRUST").

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 17 January 2003, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Deutsche Bank AG, ABN 13 064 164 162 ("PARTY A"), Perpetual Trustees Australia Limited as trustee of, inter alia, the PUMA Trust ("PARTY B") and Macquarie Securitisation Limited, ABN 16 003 297 336 (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates the attached Definitions Schedule which forms part of, and is subject to, this Confirmation.

The Transaction is a Currency Swap for the purposes of the Agreement.

The terms of the particular Transaction to which this Confirmation relates are specified below:

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1.     OUR REFERENCE:                                     S117834L

2.     TRADE DATE:                                        14 August 2003

3.     EFFECTIVE DATE:                                    Closing Date (being 19 August 2003)

4.     TERMINATION DATE:                                  The earlier of:

                                                          (a)  the date that the Relevant Notes have been
                                                               redeemed in full in accordance with the Note
                                                               Conditions; and

                                                          (b)  the Final Maturity Date (being the Quarterly
                                                               Payment Date falling in October 2034).


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5.     FLOATING AMOUNTS

5.1    FLOATING AMOUNTS PAYABLE BY PARTY A:

(A)    Floating Rate Payer:                               Party A

       Calculation Amount:                                For each Floating Rate Payer Payment Date, the aggregate Principal
                                                          Balance of the Relevant Notes as at the end of the first day of the
                                                          Calculation Period ending on but excluding that Floating Rate Payer
                                                          Payment Date (after taking into account any reductions in the
                                                          Principal Balance of the Relevant Notes on the first day of that
                                                          Calculation Period)

       Floating Rate Payer Payment Dates:                 Each Quarterly Payment Date during the period commencing on and including 11 October 2003 and ending on and including the
                                                          Termination Date, subject to adjustment in accordance with the
                                                          Following Business Day Convention

       Floating Rate Option:                              USD-LIBOR-BBA

       Designated Maturity:                               Three months provided that in relation to the first Calculation
                                                          Period Linear Interpolation will apply

       Spread:                                            In respect of:

                                                          (a)  Floating Rate Payer Payment Dates on or prior to 11 July 2009
                                                               (or if that day is not a Business Day, the next following
                                                               Business Day), 0.19%; and

                                                          (b)  Floating Rate Payer Payment Dates after 11 July 2009 (or if that day is not a Business Day, the next following Business
                                                               Day), 0.38%.

       Floating Rate Day Count Fraction:                  Actual/360

       Reset Dates:                                       The first day of each Calculation Period

       Compounding:                                       Inapplicable

(B)    Floating Rate Payer:                               Party A

       Calculation Amount:                                The Outstanding Class A Interest Amount in relation to that
                                                          Floating Rate Payer Payment Date

       Floating Rate Payer Payment Dates:                 Each Quarterly Payment Date during the period commencing on and including 11 October 2003 and ending on and including the
                                                          Termination Date, subject to adjustment in accordance with the
                                                          Following Business Day Convention

       Floating Rate Option:                              USD-LIBOR-BBA

       Designated Maturity:                               Three months

       Spread:                                            In respect of:

                                                          (a)  Floating Rate Payer Payment Dates on or


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                                                               prior to 11 July 2009 (or if that day is not a Business Day, the next following Business Day), 0.19%; and

                                                          (b)  Floating Rate Payer Payment Dates after 11 July 2009 (or if that day is not a Business Day, the next following Business
                                                               Day), 0.38%.

       Floating Rate Day Count Fraction:                  Actual/360

       Reset Dates:                                       The first day of each Calculation Period

       Compounding:                                       Inapplicable

(C)    Outstanding Class A Interest Amount:               On each Floating Rate Payer Payment Date, Party A must pay to Party
                                                          B the Outstanding Class A Interest Amount in relation to that
                                                          Floating Rate Payer Payment Date

5.2    FLOATING AMOUNTS PAYABLE BY PARTY B:

(A)    Floating Rate Payer:                               Party B

       Calculation Amount:                                For each Floating Rate Payer Payment Date, the A$ Equivalent of the
                                                          aggregate Principal Balances of the Relevant Notes as at the end of
                                                          the first day of the Calculation Period ending on but excluding that Floating Rate Payer Payment Date (after taking into account any reductions in the Principal Balance of the Relevant Notes on the first day of that Calculation Period)

       Floating Rate Payer Payment Dates:                 Each Quarterly Payment Date during the period commencing on and including 11 October 2003 and ending on and including the
                                                          Termination Date, subject to adjustment in accordance with the
                                                          Following Business Day Convention

       Floating Rate Option:                              AUD-BBR-BBSW

       Designated Maturity:                               Three months provided that in relation to the first Calculation
                                                          Period Linear Interpolation will apply

       Spread:                                            In respect of:

                                                          (a)  Floating Rate Payer Payment Dates on or prior to 11 July 2009
                                                               (or if that day is not a Business Day, the next following
                                                               Business Day), 0.3492 %; and

                                                          (b)  Floating Rate Payer Payment Dates after 11 July 2009 (or if that day is not a Business Day, the next following Business
                                                               Day), 0.5522 %.

       Floating Rate Day Count Fraction:                  Actual/365 (Fixed)

       Reset Dates:                                       The first day of each Calculation Period


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       Compounding:                                       Inapplicable

(B)    Floating Rate Payer:                               Party B

       Calculation Amount:                                The Outstanding A$ Class A Interest Amount in relation to that
                                                          Floating Rate Payer Payment Date

       Floating Rate Payer Payment Dates:                 Each Quarterly Payment Date during the period commencing on and including 11 October 2003 and ending on and including the
                                                          Termination Date, subject to adjustment in accordance with the
                                                          Following Business Day Convention

       Floating Rate Option:                              AUD-BBR-BBSW

       Designated Maturity:                               Three months

       Spread:                                            In respect of:

                                                          (a)  Floating Rate Payer Payment Dates on or prior to 11 July 2009
                                                               (or if that day is not a Business Day, the next following
                                                               Business Day), 0.3492 %; and

                                                          (b)  Floating Rate Payer Payment Dates after 11 July 2009 (or if that day is not a Business Day, the next following Business
                                                               Day), 0.5522%.

       Floating Rate Day Count Fraction:                  Actual/365 (Fixed)

       Reset Dates:                                       The first day of each Calculation Period

       Compounding:                                       Inapplicable

(C)    Outstanding A$ Class A Interest Amount:            On each Floating Rate Payer Payment Date, Party B will pay to Party
                                                          A the Outstanding A$ Class A Interest Amount in relation to that
                                                          Floating Rate Payer Payment Date

5.3    PROPORTIONATE ADJUSTMENT OF FLOATING AMOUNTS       If the A$ Class A Interest Payment in relation to a Quarterly
                                                          Payment Date will be less than the aggregate of the Floating
                                                          Amounts payable by Party B to Party A on that Quarterly Payment
                                                          Date (as notified by the Manager to Party A pursuant to paragraph 9 and including any Unpaid A$ Class A Interest Amount), Party A may,
                                                          in its discretion, elect, by notice in writing to Party B and the
                                                          Manager (such notice to be received by both such parties prior to that Quarterly Payment Date), to pay to Party B on that Quarterly
                                                          Payment Date (in return for payment by Party B of the A$ Class A
                                                          Interest Payment and in lieu of the Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly
                                                          Payment Date) a proportion of the Floating Amounts that would otherwise be payable by Party A to Party B on that Quarterly
                                                          Payment Date (including any Unpaid Class A Interest Amounts) being the same proportion as the A$ Class A Interest Payment bears to the
                                                          Floating Amounts payable by Party B to Party


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                                                          A on that Quarterly Payment Date.

                                                          Notwithstanding any election by Party A pursuant to this paragraph
                                                          5.3, a failure by Party B to pay to Party A the full amount of the
                                                          Floating Amounts payable by Party B on a Quarterly Payment Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.     EXCHANGES

6.1    INITIAL EXCHANGE:

       Initial Exchange Date:                             Effective Date

       Party A Initial Exchange Amount:                   The A$ Equivalent of the Party B Initial Exchange Amount, being
                                                          A$1,846,153,846.00.

       Party B Initial Exchange Amount:                   The aggregate Original Principal Balances of the Relevant Notes on
                                                          the Closing Date, being US$1,200,000,000.

6.2    INSTALMENT EXCHANGE:

       Instalment Exchange Date:                          Each Quarterly Payment Date (other than the Final Exchange Date)

       Party A Instalment Exchange Amount:                In respect of an Instalment Exchange Date means the US$ Equivalent of the A$ Class A Principal Amount in relation to the Quarterly
                                                          Payment Date occurring on that Instalment Exchange Date

       Party B Instalment Exchange Amount:                In respect of an Instalment Exchange Date means the A$ Class A
                                                          Principal Amount in relation to the Quarterly Payment Date occurring on that Instalment Exchange Date

6.3    FINAL EXCHANGE:

       Final Exchange Date:                               Termination Date

       Party A Final Exchange Amount:                     The US$ Equivalent of the A$ Class A Principal Amount in relation to the Quarterly Payment Date which is the Final Exchange Date

       Party B Final Exchange Amount:                     The A$ Class A Principal Amount in relation to the Quarterly
                                                          Payment Date which is the Final Exchange Date

7.     EXCHANGE RATES:

       For the purpose of the definitions of
       "A$ EQUIVALENT" and "US$ EQUIVALENT":

       US$ Exchange Rate:                                 0.65

       A$ Exchange Rate:                                    1
                                                          ----
                                                          0.65


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8.     ACCOUNT DETAILS:

8.1    PAYMENTS TO PARTY A

       Account for payments in US$:                       The account notified in writing by Party A to Party B from time to time

       Account for payments in A$:                        The account in Australia notified in writing by Party A to Party B from time to time

8.2    PAYMENTS TO PARTY B

       Account for payments in US$:                       Directly to the Relevant Principal Paying Agent to the account outside of Australia notified in writing by the Relevant Principal
                                                          Paying Agent to Party A for that purpose. On payment of any such amount by Party A to the Relevant Principal Paying Agent, Party A's
                                                          obligations will be fully discharged in respect of that payment.
                                                          Party A is entitled to rely on any such notice and is not obliged to enquire into the authority of the Relevant Principal Paying
                                                          Agent to give such notice.

       Account for payments in A$:                        The account notified in writing by Party B to Party A for that purpose

9.     NOTIFICATIONS TO PARTY A                           On or before the Determination Time in respect of each Quarterly
                                                          Payment Date the Manager must notify Party A in writing of:

                                                          (a)  the A$ Class A Principal Amount in relation to that Quarterly
                                                               Payment Date;

                                                          (b)  the A$ Class A Interest Amount in relation to that Quarterly
                                                               Payment Date;

                                                          (c)  the Unpaid A$ Class A Interest Amount (if any) in relation to that Quarterly Payment Date;

                                                          (d)  the A$ Class A Interest Payment in relation to that Quarterly
                                                               Payment Date.

10.    OFFICES:                                           The Office of Party A for this Transaction is Frankfurt Head
                                                          Office.

                                                          The Office of Party B for this Transaction is not applicable.

11.    PAYMENTS                                           Except as provided below (and without limiting Section 2(a)(ii) of the Agreement), payments under this Agreement by:

                                                          (i)  Party A, will be made by 10.00am (New York time); and

                                                          (ii) Party B, will be made by 4.00pm (Sydney time),

                                                          on the due date for value on that date in the place of the account specified in accordance with paragraph 8


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                                                          above.

                                                          Notwithstanding the foregoing, Party A must pay the Party A Initial
                                                          Exchange Amount to Party B by 2.00pm (Sydney time) on the Initial
                                                          Exchange Date and Party B must pay Party A the Party B Initial
                                                          Exchange Amount by 12.00 noon (New York time) on the Initial
                                                          Exchange Date.
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Please confirm that the above correctly sets out the terms of our agreement in respect of this Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Yours sincerely

CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of
DEUTSCHE BANK AG


By: /s/ Rachel Palmer
    -----------------------------------------
               (Authorised Officer )

Name:   Rachel Palmer

Title:  Documentations Officer
        OTC Derivatives


                                       7
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CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:          CONFIRMED AS AT THE DATE FIRST WRITTEN ABOVE:

SIGNED for and on behalf of                            SIGNED for and on behalf of
PERPETUAL TRUSTEES AUSTRALIA                           MACQUARIE SECURITISATION LIMITED,
LIMITED, ABN 86 000 431 827                            ABN 16 003 297 336
as trustee of the PUMA Global Trust No. 4


By: /s/ Mark Dickenson                                 By:  /s/ Bevan Richardson
   -------------------------------------------             --------------------------------------
             (Authorised Officer)                                   (Authorised Officer)


                                                       Name:    Bevan Richardson
                                                            -------------------------------------


Name:   Mark Dickenson
      -----------------------------------------

                                                       Title:   Attorney
                                                             ------------------------------------

Title:  Program Analytics                              By:  /s/ Matthew O'Hare
      ----------------------------------------             --------------------------------------
                                                                   (Authorised Officer)


                                                       Name:    Matthew O'Hare
                                                             ------------------------------------

                                                       Title:   Attorney
                                                             ------------------------------------


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                                                     DEFINITIONS SCHEDULE

In this Confirmation and in the Agreement to the extent that it relates to the PUMA Global Trust No. 4, unless the context otherwise requires:

"A$ CLASS A INTEREST PAYMENT" in relation to a Quarterly Payment Date means the amount paid or available to be paid (as the case may be) on that Quarterly Payment Date under clause 5.1(d)(i) of the Sub-Fund Notice in respect of the A$ Class A Interest Amount and Unpaid A$ Class A Interest Amount on that Quarterly Payment Date.

"A$ CLASS A PRINCIPAL AMOUNT" has the same meaning as in the Sub-Fund Notice.

"A$ EQUIVALENT" has the same meaning as in the Sub-Fund Notice.

"AGENCY AGREEMENT" means the Agency Agreement dated on or about the date of this Confirmation between Party B, the Manager, The Bank of New York, New York and The Bank of New York, London Branch.

"AUD-BBR-BBSW" means that the rate for a Reset Date will be the rate expressed as a percentage per annum appearing on the Reuters Screen Page "BBSW" at approximately 10.10am Sydney time on that Reset Date for a bill of exchange having a tenor equal to the Designated Maturity, as being the average of the mean buying and selling rates appearing on that page for such a bill of exchange rounded to four decimal places. If fewer than four banks quote on the Reuters Screen page "BBSW", the rate for that date and specified term will be calculated as above by taking the rates otherwise quoted by 4 banks on application by the Calculation Agent for such a bill of the same tenor, eliminating the highest and lowest mean rates and taking the average of the remaining mean rates rounded to four decimal places. If a rate cannot be determined in accordance with the foregoing procedures, then AUD-BBR-BBSW means such rate as is specified in good faith by the Calculation Agent at or around that time on that date, having regard, to the extent possible, to comparable indices then available as to the rates otherwise bid and offered for such bills of that tenor around that time.

"BUSINESS DAY" means any day on which banks are open for business in Sydney, New York City and London other than a Saturday, a Sunday or a public holiday in Sydney, New York City or London.

"CLASS A INTEREST PAYMENT" means, on any Quarterly Payment Date, the Floating Amounts payable by Party A under paragraph 5.1 of this Confirmation, as adjusted (if appropriate) in accordance with paragraph 5.3 of this Confirmation.

"DETERMINATION TIME" in relation to a Quarterly Payment Date means on or about 11.00am Sydney time 5 Business Days prior to that Quarterly Payment Date.

"NOTE CONDITIONS" means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

"NOTE TRUST DEED" means the Note Trust Deed dated on or about the date of this Confirmation between Party B, the Manager and the Relevant Note Trustee.

"OUTSTANDING A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.2 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party B on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.

"OUTSTANDING CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate amount of the Floating Amounts referred to in paragraph 5.1 with respect to the immediately preceding Floating Rate Payer Payment Date which were not paid by Party A on that Floating Rate Payer Payment Date as a result of the operation of paragraph 5.3.



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

"RATE PAGE" means Telerate Page 3750 or, if Telerate Page 3750 ceases to quote the relevant rate, such other page, section or part of Telerate as quotes the relevant rate and is selected by the Calculation Agent or, if there is no such page, section or part of such other page, section or part of a different screen information service as quotes the relevant rate selected by the Calculation Agent and approved by the Relevant Note Trustee.

"RELEVANT AGENT BANK" means The Bank of New York, New York or, if The Bank of New York is removed or retires as Agent Bank under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"RELEVANT NOTEHOLDERS" means the Class A Noteholders as that term is defined in the Note Trust Deed.

"RELEVANT NOTES" means the Class A Notes issued by Party B under the Note Trust Deed.

"RELEVANT NOTE TRUSTEE" means The Bank of New York, New York or, if The Bank of New York is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Note Trust Deed.

"RELEVANT PRINCIPAL PAYING AGENT" means The Bank of New York, New York or, if The Bank of New York is removed or retires as Principal Paying Agent under the Agency Agreement, any person appointed from time to time in its place in accordance with the Agency Agreement.

"SECURITY TRUST DEED" means the Security Trust Deed dated 12 August 2003 between Party B, the Manager, the Relevant Note Trustee and Perpetual Trustee Company Limited, ABN 42 000 001 007.

"SUB-FUND NOTICE" means the Sub-Fund Notice dated 12 August 2003 between Party B and the Manager.

"UNPAID A$ CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.2(B) and (C) with respect to that Floating Rate Payer Payment Date.

"UNPAID CLASS A INTEREST AMOUNT" in relation to a Floating Rate Payer Payment Date means the aggregate of the Floating Amounts referred to in paragraphs 5.1(B) and (C) with respect to that Floating Rate Payer Payment Date.

"US$ EQUIVALENT" in relation to an amount which is calculated, determined or expressed in A$, or which includes a component determined or expressed in A$, means that A$ amount or A$ component (as the case may be) multiplied by the US$ Exchange Rate.

"USD-LIBOR-BBA" has the meaning ascribed to that term in the 2000 ISDA Definitions except that:

(a) reference to "London Banking Days" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "London/New York Business Days" as that expression is defined in the Note Conditions;

(b) reference to "Telerate Page 3750" in section 7.1(w)(xvii) of the Annex to the 2000 ISDA Definitions is replaced with reference to "Rate Page" (as defined above); and

(c)  the interest rate so determined will be rounded to four decimal places,

and that if USD-LIBOR-BBA cannot be determined in accordance with the 2000 ISDA Definitions as varied above (including endeavouring to determine a rate under the definition of "USD-LIBOR-Reference banks" in section 7.1(w)(xx)), it will remain as the most recently determined rate obtained from a Rate Page for a preceding Calculation Period.


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Terms defined in the Note Conditions (including by incorporation by reference)
have the same meaning in this Confirmation unless otherwise defined in this Confirmation.






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